UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 18, 2006

U.S. Bancorp
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-6880	41-0255900
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

800 Nicollet Mall, Minneapolis, Minnesota		55402
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	651-466-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On July 18, 2006, the Board of Directors of U.S. Bancorp (the "Company") announced the retirement of Jerry A. Grundhofer as the Company’s Chief Executive Officer effective following the Company’s Board meeting on December 12, 2006. Mr. Grundhofer will remain as Chairman of the Board of Directors until December 31, 2007. Mr. Grundhofer will receive the following compensation for his continued service as the Company’s Chairman of the Board in 2007: (i) a $500,000 cash retainer, (ii) restricted stock unit and option grants consistent with those granted to the Company’s other non-employee directors, (iii) the services of a company-provided administrative assistant and (iv) continued business travel usage of the Company’s corporate aircraft. Unlike the Company’s other non-employee directors, Mr. Grundhofer will not have the ability to convert his cash retainer into options to purchase Company common stock.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 18, 2006, the Company’s Board of Directors announced that Richard K. Davis, the Company’s President and Chief Operating Officer, will succeed Jerry A. Grundhofer as the Company’s Chief Executive Officer effective following the Company’s Board of Directors meeting on December 12, 2006.

On July 18, 2006 the Board of Directors also appointed Richard K. Davis to the Board of Directors, effective immediately. The Board of Directors increased the size of the Board to thirteen directors, with Class II being increased from three directors to four directors, and appointed Mr. Davis as a Class II director. Mr. Davis will serve as a member of the Credit and Finance Committee of the Board of Directors effective immediately, and will join the Executive Committee of the Board of Directors following the Board of Directors meeting on December 12, 2006.

A copy of the press release issued by the Company on July 18, 2006, announcing Mr. Grundhofer’s retirement, the appointment of Mr. Davis as his successor, and Mr. Davis’ appointment to the Board of Directors is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Bancorp

July 20, 2006	By:	Lee R. Mitau

Name: Lee R. Mitau
Title: Executive Vice President, General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 18, 2006